SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2007


              SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	   	 000-6658      	   	04-2217279
_______________  	____________	__________________
(State or other   (Commission    	 (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
______________________________________________________
         (Address of principal executive offices)


                    (631) 567-4700
______________________________________________________
  Registrant's telephone number, including area code


                    Not Applicable
______________________________________________________
(Former name or former address, if changed since last report)




ITEM  5.03	Amendment to By-laws

On November 29, 2007, the Board of Directors of the Registrant amended the Registrant's By-Laws to permit the issuance by the Registrant of uncertificated shares or book entry shares.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  and (b) not applicable.


(c) Exhibits

Exhibit No.          Exhibit
__________   _________________________
3(ii)(a)	 Article V. Section 1 of the Amended and Restated By-Laws, as
amended on November 29, 2007.











                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SCIENTIFIC INDUSTRIES, INC.
                                           (Registrant)


Date: December 5, 2007                     By: /s/ Helena R. Santos
                                           Helena R. Santos
                                           President and Chief Executive
 			                  	 Officer